EXHIBIT 10.6
                       AGREEMENT FOR THE EXCHANGE OF STOCK

     AGREEMENT made this 21st day of November, 1998, by and between National Boston Medical, Inc., a Nevada corporation, (hereinafter referred to as the "ISSUER") and Flex Marketing, Inc., an Ohio corporation ("FLEX"), and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of FLEX.

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

           THE PARTIES HERETO AGREE AS FOLLOWS:

     1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issued to SHAREHOLDERS, 400,000 shares of Rule 144, RESTRICTED common stock of ISSUER, $0.001 par value, in exchange for 100% of the issued and outstanding shares of FLEX, such that FLEX shall become a wholly owned subsidiary of the ISSUER. The shares to be issued to FLEX will not be Registered, but will be issued pursuant to an exemption from Registration.

     2. ADDITIONAL OBLIGATIONS. Exhibits B and E contain additional obligations of the parties which are incorporated herein and made a part hereof.

     3. REPRESENTATIONS AND WARRANTIES. ISSUER represents and warrants to SHAREHOLDERS and FLEX the following:

          i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the ISSUER have been valid and in accordance with the laws of the State of Nevada.

          ii. Capital The authorized capital stock of ISSUER consists of 50,000,000 shares of common stock, $0.001 part value, 24,126,051 shares of which were issued and outstanding November 17, 1998, and 20,000,000 share of preferred stock, none of which are issued and outstanding.

          iii. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

          iv. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

          v. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

          vi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course.

          vii. Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will be attached to and made a part of this Agreement:

           1.         Articles of Incorporation;
           2.         Bylaws;
           3.         List of Officers and Directors;

          viii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with both the laws of Nevada and of Florida.

          ix. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of any kind. They will, however, be RESTRICTED SECURITIES, as that term is defined by the Securities Act of 1933. The Shares to be issued to SHAREHOLDERS will not be Registered, but will be issued pursuant to an exemption from Registration. They will be subject to certain resale restrictions imposed by Rule 144, or other applicable provisions of state and/or Fed3eral law. However, none of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement. The ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

     The Availability of Federal and state exemptions and the legality of the issuance of the Shares are conditioned upon, among other things, the fact that the issuance of Shares to SHAREHOLDERS is for investment purposes only and not with a view toward resale or distribution. Accordingly, SHAREHOLDERS represent and do hereby represent that they are taking the Shares for their own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution or sale of the Shares and that they will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of their Shares without an effective registration statement under the Securities Act, or an exemption therefrom and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with all applicable Federal and state securities or Blue Sky laws.

     3. SHAREHOLDERS and FLEX represent and warrant to ISSUER the following:

          i. Organization. FLEX is a corporation duly organized, validly existing, and in good standing under the laws of Ohio, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Ohio. All actions taken by the incorporators, directors and shareholders of FLEX have been valid and in accordance with the laws of the State of Ohio.

          ii. Capital. The authorized capital stock of FLEX consists of shares of common stock, $ par value, of which 100 shares are issued and outstanding. All outstanding shares are fully paid and nonassessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating FLEX to issue or to transfer from treasury and additional shares of its capital stock except as set forth herein. None of the outstanding shares of FLEX are subject to any stock restriction agreements. All of the shareholders of FLEX have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of the State of Ohio.

          iii. Liabilities. FLEX is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving FLEX or its common stock. There is no dispute of any kind between FLEX and any third party, and no such dispute will exist at the closing of this Agreement.

          iv. Ability to Carry Out Obligations. FLEX has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by FLEX and the performance by FLEX of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which FLEX or its shareholders are a party, or by which they may be bound, no will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause FLEX to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of FLEX or upon the securities of FLEX to be acquired by ISSUER.

          v. Full Disclosure. None of the representations and warranties made by FLEX, or in any certificate or memorandum furnished or to be furnished by FLEX, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

          vi. Compliance with Laws. FLEX has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to FLEX. FLEX has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

          vii. Corporate Documents. Copies of each of the following documents, which are true complete and correct in all material respects, will be attached to and made a part of this Agreement:

            1.         Articles of Incorporation;
            2.         Bylaws;
            3.         List of Officers and Directors;
            4.         State of Liabilities of FLEX (Exhibit "C"); and
            5.         Statement of Assets of FLEX (Exhibit "D").
            6.         Obligations to Vitko (Exhibit "E")

          viii. Documents. All minutes, consents or other documents pertaining to FLEX to be delivered at closing shall be valid and in accordance with the laws of Ohio.

     4. CLOSING. The closing of this transaction shall take place at the law offices of Mintmire & Associates @ 265 Sunrise Avenue, Suite 204, Palm Beach, Florida.

     5. EXPENSE PROVISION. ISSUER and FLEX agree to and shall reimburse the other for any and all expenses, debts, claims or similar charges not disclosed to the other herein and further agree that such items, if any, may be offset by either party against any amounts owed or due the other.

     6. REMEDIES.

          i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Palm Beach County, Florida in accordance with the Rules of the American Arbitration Association under its Commercial Arbitration Rules then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject mater of the controversy.

     7. MISCELLANEOUS.

          i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in now way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

          ii. No Oral change. This Agreement and any provision herein, may not be waived, changed, modified, or discharged orally, but only by a written agreement signed by both parties to this Agreement.

          iii. No Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (a) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (b) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (c) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

          iv. Ability to Ask Questions. SHAREHOLDERS have been given a full opportunity to ask questions of and to receive answers from the ISSUER concerning the terms and conditions of this Agreement and the business of the ISSUER, and to obtain additional information necessary to verify the accuracy of the information given him/her or to obtain such other information as is desired in order to evaluate the ISSUER and this transaction. All such questions have been answered to the full satisfaction of the SHAREHOLDER.

          v. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

          vi. Entire Agreement. This Agreement contains the entire Agreement and
     understanding   between  the  parties  hereto,  and  supersedes  all  prior agreements and understandings.

          vii. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          viii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:                National Boston Medical, Inc.
                       P.O. Box 1161
                       43 Taunton Green, 3rd Floor
                       Taunton, MA 02780

With a copy to:        Donald F. Mintmire
                       Mintmire & Associates
                       265 Sunrise Avenue, Suite 204
                       Palm Beach, FL 33480

FLEX:                  Flex Marketing, Inc.
                       P.O. Box 22
                       Canfield, OH 44406

          ix . Agreement to Carry Out Purpose. The parties agree to execute any and all additional documents reasonably required to effect and carry out the terms of this Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this 21st day of November, 1998.

ISSUER                                   FLEX

National Boston Medical, Inc.            Flex Marketing, Inc.
a Nevada Corporation                     an Ohio corporation

By:                                      By:/s/ Remon Hayek

Its:_____________________                Its: C.E.O.

            SHAREHOLDERS

        Ernest Zavoral         Remon Hayek
      /s/ Ernest Zavoral       /s/ Remon Hayek

                                    EXHIBIT A



===========================================================================
-------------------------------------------------------------------------

                      ADDITIONAL OBLIGATIONS - EXHIBIT "B"



1. FLEX shall secure a full settlement with David M. Vitko, whereby David M. Vitko agrees to settle and dismiss that certain lawsuit filed by Vitko and others against FLEX and others (Case NO. 98- CV-349, in the Court of Common Pleas for the County of Columbia, Ohio) for a total settlement amount of $275,000.00 plus interest thereon at the rate of Percent ( %) per annum; such sum shall be payable by FLEX in equal monthly installments in the amount of $__________. As soon as practicable, common stock of ISSUER (subject to registration rights) shall be registered and issued to Vitko in an amount equal to the value of the balance of the outstanding indebtedness at the time of delivery of the registered common stock to David M. Vitko in full satisfaction of such indebtedness. Pending registration of the Common stock, FLEX and ISSUER agree to and shall be jointly obligated to make the monthly installment payments on said indebtedness. In return for the foregoing consideration, David M. Vitko agrees to transfer, sell and assign to FLEX, ISSUER, or their designees, all right, title and interest in and to Patent No. 5,352,188 (the "Patent") along with the first option to purchase or license any and all patent of David M. Vitko relating to the Backstroke, whether said products or patents are now in existence or are developed in the future by David M. Vitko, subject to certain specified royalty payments otherwise required herein.

2. FLEX has an indebtedness in the amount of $100,000,00 plus Interest thereon to Scott Evans. FLEX shall undertake to repay such indebtedness in monthly or other installment amounts agreeable to Scott Evans. As soon as practicable, common stock of ISSUER (subject to registration rights) shall be registered and issued to Evans in an amount equal to the value of the balance of the outstanding indebtedness at the time of delivery of the registered common stock to Scott Evans, in full satisfaction of such indebtedness. Pending registration of the common stock, FLEX shall be obligated to make the monthly or other installments on said indebtedness.

3. FLEX or Remon Hayek has an indebtedness in the approximate amount of $150,000.00 plus interest thereon to The Cortland Bank. FLEX shall undertake to repay such indebtedness in monthly or other installment amounts agreeable to The Cortland Bank. As soon as practicable, common stock of ISSUER (subject to registration rights) shall be registered and issued to The Cortland Bank in an amount equal to the value of the balance of the outstanding indebtedness at the time of delivery of the registered common stock to The Cortland Bank, in cull satisfaction of such indebtedness. Pending registration of the common stock. FLEX shall be obligated to make the monthly or other installments on said indebtedness. National Boston medical, Inc. agrees to guarantee such indebtedness, should such guarantee be necessary to cause The Cortland Bank to release Ernest Zavoral and Remon Hayek from their personal guarantees of the FLEX indebtedness to said bank and should the terms of such guarantee be acceptable to National Boston Medical.

4. The 400,000 shares of common stock referenced in paragraph I of the Agreement for the Exchange of Stock shall be distributed in equal amounts to Remon Hayek and Ernest Zavoral.

5. Ernest Zavoral shall enter into an employment agreement with ISSUER, satisfactory to both ISSUER and Zavoral, providing for employment with FLEX in exchange for 100,000 shares of common stock of ISSUER, the exact terms and conditions of said employment agreement and delivery of common stock to be specified in the employment agreement.

6. FLEX shall pay royalties on the Patent in the total amount of five percent (5%) of the gross sales of the product covered by the Patent (the "Royalty") said payments to be made in the following amounts: (a) two percent (2%) of Vitko (as evidenced by Exhibit D); (b) one and one half percent (1- 1/2%) to Hayek; and (c) one and one half percent (1-1/2%) to Zavoral, representing the total amount of five percent (5%). Should FLEX fail to pay the Royalty as set forth herein, written notification of failure to pay the Royalty, FLEX fails to pay the Royalty, the Patent shall revert back to Vitko, Hayek and Zavoral.

7. Vitko, Hayek and Zavoral each agree to transfer, sell and assign to FLEX, ISSUER, or its designee, all the right, title and interest in and to the Patent, and agree to execute any and all documents requested by FLEX to secure any and all claims to ownership of the Patent at any time in the future FLEX may request.

8. ISSUER agrees pay $10,000 in cash and to issue a total of 20,000 shares of the unrestricted common stock of ISSUER to Aggers & Joseph (a legal partnership) to compensate said Aggers & Joseph for legal fees and expenses incurred on behalf of FLEX.

ISSUER:                                  SHAREHOLDERS
National Boston Medical, Inc.,
a Nevada corporation                     /s/ Ernest Zavoral
                                         Ernest Zavoral
By:
Its:                                     /s/ Remon Hayek
                                         Remon Hayek

                                         FLEX

                                         Flex Marketing, Inc.

                                         By: /s/ Remon Hayek
                                         Its: CEO

                                    EXHIBIT C
11/21/98
                              Flex Marketing, Inc.
                             Unpaid Bills by Vendor
                             As of November 21, 1998

           Type                         Date           Num      Due Date    Aging     Open
                                                                                      Balance
Aggers & Joseph Attorneys at Law
           Bill                         8/28/98                 9/27/98     56          9,843.75
           Bill                         10/30/98                11/29/98                  177.75
           Bill                         10/30/98                11/29/98                3,937.50
Total Aggers & Joseph Attorneys At Law                                                 13,959.00

Alltell
           Bill                         10/30/98                11/29/98                  451.33
Total Alltell                                                                             451.33

Ameritect
           Bill                         10/16/98                11/15/98     6            131.07
Total Ameritect                                                                           131.07

Anthem Blue Cross & Blue Shield
           Bill                         11/1/98                 12/1/98                   713.96
Total Anthem Blue Cross & Blue Shield

ASW Logistics, Inc.
           Bill                         10/31/98                11/30/98                  330.00
           Bill                         11/1/98        933a     12/1/98                   342.00
           Bill                         11/13/98       426a     12/13/98                   65.00
Total ASW Logistics, Inc.                                                                 737.00

Barryan Productions
           Bill                         10/30/98                11/29/98               14,982.00
Total Barryan Productions                                                              14,982.00

Debbi Bowell
           Bill                         10/20/98                11/19/98     2            750.00
Total Debbi Bowell                                                                        750.00

Donalee Wood
           Bill                         11/1/98                 12/1/98                    79.10
Total Donalee Wood                                                                         79.10

Eastern Tool and Machine, Inc.
           Bill                         11/12/97                12/12/97     344      10,250.00
Total Eastern Tool and Machine, Inc.                                                  10,250.00

Ernest Zavoral
           Bill                          6/6/97                  7/6/97      503       2,444.41
           Bill                          4/25/98                 5/25/98     180       4,214.30
Total Ernest Zavoral                                                                   6,658.71

Estate Mold & Machine Co.
           Bill                          1/23/98                 2/22/98     272       4,466.60
           Bill                          4/13/98       016687    5/13/98     192       1,481.25
           Bill                          6/29/98       017180    7/29/98     115          65.86
           Bill                          8/26/98       0175504   9/25/98      57      12,066.62
Total Estate Mold & Machine Co.

Fit TV
           Bill                          5/1/98                  5/31/98     174       4,441.08
           Bill                          6/1/98                  7/1/98      143       1,589.55
           Bill                          6/1/98                  7/1/98      143          79.94
           Bill                          7/1/98                  7/31/98     113         757.17
           Bill                          7/1/98                  7/31/98     113          71.54
Total Fit TV                                                                           5,939.28

Gold Fox Internet Services
           Bill                         10/9/98                 11/6/98       13         365.00
Total Gold Fox Internet Services                                                         365.00


                                    EXHIBIT C
11/21/98
                              Flex Marketing, Inc.
                             Unpaid Bills by Vendor
                             As of November 21, 1998

           Type                         Date           Num      Due Date    Aging     Open
                                                                                      Balance
Let's Live
           Bill                         10/19/97                11/18/97    368        9,265.00
           Bill                         11/21/97                12/21/97    335        9,265.00
Total Let's Live                                                                      18,530.00

Michele G. Cemi
           Bill                         6/27/98                 7/27/98     117          895.00
Total Michele G. Cemi                                                                    895.00

Remon P. Hayek
           Bill                         11/1/98                 11/11/98    740          872.06
           Bill                         6/1/98                  7/1/98                 1,376.29
Total Remon P. Hayek                                                                   2,248.35

Robert Ellas
           Bill                         3/6/98                  4/5/98      230        3,275.00
Total Robert Ellas                                                                     3,275.00

Ski Limited
           Bill                         12/8/97                 1/7/98      318          225.00
Total Ski Limited                                                                        225.00

THG Construction Management
           Bill                         8/30/97                 8/30/97     448        1,377.76
           Bill                         1/1/98                  1/31/98     294          750.00
           Bill                         2/1/98                  3/3/98      263          750.00
           Bill                         3/1/98                  3/31/98     235          750.00
           Bill                         4/1/98                  5/1/98      204          750.00
           Bill                         5/1/98                  5/31/98     174          750.00
           Bill                         5/19/98                 6/18/98     156        2,337.17
           Bill                         5/25/98                 6/24/98     150          155.77
           Bill                         6/1/98                  7/1/98      143          750.00
           Bill                         7/1/98                  7/31/98     113          750.00
           Bill                         8/1/98                  8/31/98      82          750.00
           Bill                         9/1/98                  10/1/98      51          750.00
           Bill                         10/1/98                 10/31/98     21          750.00
           Bill                         10/1/98                 10/31/98     21          222.86
           Bill                         11/1/98                 12/1/98                  750.00
Total THG Construction Management                                                     12,343.56

United Parcel Service
           Bill                         10/24/98       438       11/23/98              25.85
           Bill                         10/24/98       438       11/23/98             117.95
           Bill                         10/31/98       448       11/30/98              12.00
           Bill                         11/7/98        458       12/7/98               17.87
           Bill                         11/14/98       468       12/14/98              12.00
Total United Parcel Service                                                           185.47

Total                                                                             111,519.16


                     ADDITIONAL OBLIGATIONS TO VITKO - EXHIBIT "E"

1. David M. Vitko agrees to settle and dismiss that certain lawsuit filed by Vitko and others against FLEX and other (case No. 98-CV-349, int eh Court of Common Pleas for the County of Columbia, Ohio) for a total settlement amount of $275,000.00 plus interest thereon at the rate of _______ percent (___%) per annum; such sum shall be payable by FLEX in equal monthly installments in the amount of $__________. As soon as practicable, common stock of ISSUER (subject to registration rights) shall be registered and issued to Vitko in an amount equal to the value of the balance of the outstanding indebtedness at the time of delivery of the registered common stock to David M. Vitko in full satisfaction of such indebtedness. Pending registration of the Common stock, FLEX and ISSUER agree to and shall be jointly obligated to make the monthly installment payments on said indebtedness. In return for the foregoing consideration, David M. Vitko agrees to transfer, sell and assign to FLEX, ISSUER, or their designees, all rights, title and interest in and to Patent No. 5,352,118 (the "Patent") along with the first option to purchase or license any and all patents of David M. Vitko relating to the Backstroke, whether said products or patents are now in existence or are developed in the future by David M. Vitko, subject to certain specified royalty payments otherwise required herein.

2. Vitko agrees to transfer, sell and assign to FLEX, ISSUER, or its designee, all the right, title and interest in and to the Patent, and further agrees to execute any and all documents requested by FLEX or ISSUER to secure any and all claims to ownership of the Patent at any time in the future FLEX or ISSUER may so request.

3. FLEX shall pay royalties on the Patent in the total amount of two percent (2%) to Vitko (the "Royalty"). If after 30 days of receipt of written notification of failure to pay the Royalty. FLEX fails to pay the Royalty, all right, title and interest in and to the Patent shall revert back to Vitko, Hayek and Zavoral, as their interests may then be.

VITKO                                        FLEX

/s/ David M. Vitko                           By:/s/ Remon Hayek
--------------------                         ------------------------
David M. Vitko                               Flex Marketing, Inc.
                                             Its: CEO
D.V. BACK PRODUCTS, LTD.